SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2010

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Diversey Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain information set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as previously amended by Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (as amended, the “2009 Form 10-K”), to reflect a change in the Company’s business segments. The Company’s operations were previously organized in five regions: Europe/Middle East/Africa (“Europe”), North America, Latin America, Asia Pacific and Japan. Effective January 2010, the Company completed its reorganization to a new three region model, composed of the following:

•	the former Europe region;

•	a new Americas region, combining the former North and Latin American regions; and

•	a new Greater Asia Pacific region, combining the former Asia Pacific and Japan regions.

The Company reported results based on its new segment structure beginning with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2010 (the “Form 10-Q”).

To reflect the changes to the Company’s segments described above, Exhibit 99.1 hereto includes updates to the following information set forth in the 2009 Form 10-K:

•	Part I, Item 1. Business;

•	Part I, Item 2. Properties;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data.

The foregoing list is qualified in its entirety by reference to the full text of Exhibit 99.1 hereto, which is incorporated herein by reference.

In making the changes to the foregoing Items reflected in Exhibit 99.1 hereto, the Company has generally not updated the information contained in the 2009 Form 10-K to speak as of any date after the 2009 Form 10-K was originally filed on March 18, 2010, and this Current Report on Form 8-K does not reflect any other events or developments that occurred after that date and does not modify or update the disclosures in the 2009 Form 10-K in any way, except as described above.

The Items included in Exhibit 99.1 hereto, including the financial statements and notes thereto, supersede the corresponding Items included in the 2009 Form 10-K. Other than as set forth in Exhibit 99.1 hereto, the 2009 Form 10-K remains unchanged. More current information is contained in the Form 10-Q and other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

The information contained in this Form 8-K should be read in conjunction with the 2009 Form 10-K, the Form 10-Q and other documents filed by the Company with the SEC after March 18, 2010. The Form 10-Q and other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2009 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

99.1

Updates to Diversey Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 2009, as previously amended by Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended December 31, 2009:

Part I, Item 1. Business

Part I, Item 2. Properties

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.

Date: May 27, 2010	By:	/s/ Scott D. Russell
Scott D. Russell Senior Vice President, General Counsel and Secretary

DIVERSEY HOLDINGS, INC.

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP.

99.1

Updates to Diversey Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 2009, as previously amended by Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended December 31, 2009:

Part I, Item 1. Business

Part I, Item 2. Properties

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data